UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 21, 2024
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NOBLE CORPORATION plc
(Exact name of registrant as specified in its charter)

England and Wales	001-41520	98-1644664
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

13135 Dairy Ashford,	Suite 800,	Sugar Land,	Texas	77478
(Address of principal executive offices)				(Zip code)
Registrant’s telephone number, including area code: 281 276-6100
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange
Tranche 1 Warrants of Noble Corporation plc	NE WS	New York Stock Exchange
Tranche 2 Warrants of Noble Corporation plc	NE WSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
First Amendment to the Noble Corporation plc 2022 Long-Term Incentive Plan. On May 21, 2024, Noble Corporation plc, a company incorporated in England and Wales (“Noble”), held an annual general meeting of the shareholders of Noble (the “Meeting”). At the Meeting, the stockholders of Noble approved the First Amendment to the Noble Corporation plc 2022 Long-Term Incentive Plan (the "Amendment"), as summarized in our definitive proxy statement for the Meeting filed with the U.S. Securities and Exchange Commission on April 10, 2024 (the "Proxy Statement"). The Amendment previously had been approved, subject to stockholder approval, by the board of directors of Noble.

Item 5.07. Submission of Matters to a Vote of Security Holders.
As of March 19, 2024, the record date for the Meeting, the total voting rights in Noble were 142,813,860 A Ordinary Shares, par value $0.00001 per share ("Shares"). At the Meeting, by proxy, 124,353,421 Shares were validly cast, representing approximately 87.07% of the outstanding Shares entitled to vote at the Meeting.
The specific voting results for the proposals, each of which is described in greater detail in the Proxy Statement, follow below:
1.Resolution 1: The following individual was re-elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2025:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Eifler	120,541,463	64,460	6,155	3,741,343
2.Resolution 2: The following individual was re-elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2025:

Nominee	For	Against	Abstain	Broker Non-Votes
Claus V. Hemmingsen	108,942,174	11,663,892	6,012	3,741,343
3.Resolution 3: The following individual was re-elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2025:

Nominee	For	Against	Abstain	Broker Non-Votes
Alan J. Hirshberg	118,075,426	2,530,499	6,153	3,741,343
4.Resolution 4: The following individual was re-elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2025:

Nominee	For	Against	Abstain	Broker Non-Votes
Kristin H. Holth	119,957,707	648,441	5,930	3,741,343
5.Resolution 5: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2025:

Nominee	For	Against	Abstain	Broker Non-Votes
H. Keith Jennings	120,553,925	52,148	6,005	3,741,343
6.Resolution 6: The following individual was re-elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2025:

Nominee	For	Against	Abstain	Broker Non-Votes
Alastair Maxwell	120,542,927	63,218	5,933	3,741,343

7.Resolution 7: The following individual was re-elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2025:

Nominee	For	Against	Abstain	Broker Non-Votes
Ann D. Pickard	107,344,911	13,261,233	5,934	3,741,343
8.Resolution 8: The following individual was re-elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2025:

Nominee	For	Against	Abstain	Broker Non-Votes
Charles M. Sledge	117,997,790	2,608,136	6,152	3,741,343
9.Resolution 9: The resolution to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024 was approved.

For	Against	Abstain	Broker Non-Votes
118,270,152	6,078,999	4,270	—
10.Resolution 10: The resolution to re-appoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditors until the 2025 annual general meeting of shareholders was approved.

For	Against	Abstain	Broker Non-Votes
114,306,624	10,042,654	4,143	—
11.Resolution 11: The resolution authorizing the Audit Committee to Determine UK Statutory Auditors’ Remuneration was approved.

For	Against	Abstain	Broker Non-Votes
123,778,765	568,996	5,660	—
12.Resolution 12: The resolution to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved

For	Against	Abstain	Broker Non-Votes
109,681,271	2,723,915	8,206,892	3,741,343
13.Resolution 13: The resolution to approve the Directors’ Remuneration Report was approved.

For	Against	Abstain	Broker Non-Votes
109,796,166	7,569,316	3,246,596	3,741,343
14.Resolution 14: The resolution to approve an Amendment to the Noble Corporation plc 2022 Long-Term Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
119,303,823	1,298,345	9,910	3,741,343

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
10.1*
First Amendment to the Noble Corporation plc 2022 Long-Term Incentive Plan (incorporated by reference to Annex C to the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 10, 2024).

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.
* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date:	May 21, 2024	By:	/s/ Jennie Howard
Jennie Howard
Senior Vice President, General Counsel and Corporate Secretary